Item 12 (b).  Exhibits.

SECTION 906 CERTIFICATION

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Name of Issuer:       USAA MUTUAL FUNDS TRUST

TAX EXEMPT LONG-TERM FUND                                                     TAX EXEMPT INTERMEDIATE-TERM FUND
TAX EXEMPT SHORT-TERM FUND                                                  TAX EXEMPT MONEY MARKET FUND
CALIFORNIA BOND FUND                                                                  CALIFORNIA MONEY MARKET FUND
NEW YORK BOND FUND                                                                      NEW YORK MONEY MARKET FUND
VIRGINIA BOND FUND                                                                          VIRGINIA MONEY MARKET FUND
FLORIDA TAX-FREE INCOME FUND                                                 FLORIDA TAX-FREE MONEY MARKET FUND

In connection with the Semi Annual Reports on Form N-CSR/S (Reports) of the above-named issuer for the Funds listed above for the period ended September 30, 2010, the undersigned hereby certifies, that:

1.	The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.

Date:           December 2, 2010                                                                /s/ CHRISTOPHER W. CLAUS
             ________________                                               ___________________________________
                                                                                                 Christopher W. Claus
                                                                                                 President

SECTION 906 CERTIFICATION

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Name of Issuer:            USAA MUTUAL FUNDS TRUST

TAX EXEMPT LONG-TERM FUND                                                     TAX EXEMPT INTERMEDIATE-TERM FUND
TAX EXEMPT SHORT-TERM FUND                                                  TAX EXEMPT MONEY MARKET FUND
CALIFORNIA BOND FUND                                                                  CALIFORNIA MONEY MARKET FUND
NEW YORK BOND FUND                                                                      NEW YORK MONEY MARKET FUND
VIRGINIA BOND FUND                                                                          VIRGINIA MONEY MARKET FUND
FLORIDA TAX-FREE INCOME FUND                                                 FLORIDA TAX-FREE MONEY MARKET FUND

In connection with the Semi Annual Reports on Form N-CSR/S (Reports) of the above-named issuer for the Funds listed above for the period ended September 30, 2010, the undersigned hereby certifies, that:

1.	The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.

Date:          December 2, 2010                                                                                                      /s/ ROBERTO GALINDO, JR.
             ________________                                                                                                 __________________________________
                   Roberto Galindo, Jr.
                   Treasurer